Exhibit 10.56

AMENDMENT NO. 4 TO AMENDED AND RESTATED

SYNDICATED NEW AND USED

VEHICLE FLOORPLAN CREDIT AGREEMENT

This AMENDMENT NO. 4 TO AMENDED AND RESTATED SYNDICATED NEW AND USED VEHICLE FLOORPLAN CREDIT AGREEMENT (this “Agreement”) dated as of February 12, 2014 is made by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), the New Vehicle Borrowers, the Lenders party hereto, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and as New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender and each of the Loan Parties (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Company, certain subsidiaries of the Company party thereto pursuant to Section 2.19 thereof (each a “New Vehicle Borrower” and together with the Company, the “Borrowers” and each individually a “Borrower”), Bank of America, as Administrative Agent, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender, Bank of America, as Revolving Administrative Agent (in the capacity of collateral agent) and the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”) have entered into that certain Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement dated as of July 8, 2011, as amended by that certain Amendment No. 1 thereto dated as of April 19, 2012, that certain Amendment No. 2 thereto dated as of March 14, 2013, and that certain Amendment No. 3 thereto dated as of July 31, 2013 (and as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Company a new vehicle floorplan revolving credit facility (including a swing line subfacility) and a used vehicle floorplan revolving credit facility (including a swing line subfacility); and

WHEREAS, the Company has entered into the Company Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of each New Vehicle Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, each of the other Guarantors has entered into a Subsidiary Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of each Borrower under the Credit Agreement and the other Loan Documents; and

WHEREAS, the Company and the respective Loan Parties that are parties thereto have entered into the Security Agreement and other Security Instruments, securing the Obligations under the Credit Agreement and other Loan Documents; and

WHEREAS, the Company has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) The definition of “Cost of Acquisition” in Section 1.02 of the Credit Agreement is amended so that, as amended, that definition shall read as follows:

“Cost of Acquisition” means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the sum of the following (without duplication): (i) the value of the Equity Interests of the Company or any Subsidiary to be transferred in connection with such Acquisition, (ii) the amount of any cash and fair market value of other property (excluding property described in clause (i) and the unpaid principal amount of any debt instrument) given as consideration in connection with such Acquisition, (iii) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of any Indebtedness incurred, assumed or acquired by the Company or any Subsidiary in connection with such Acquisition, (iv) all additional purchase price amounts in the form of earnouts and other contingent obligations that should be recorded on the financial statements of the Company and its Subsidiaries in accordance with GAAP in connection with such Acquisition, (v) all amounts paid in respect of covenants not to compete, consulting agreements that should be recorded on the financial statements of the Company and its Subsidiaries in accordance with GAAP, and other affiliated contracts in connection with such Acquisition, and (vi) the aggregate fair market value of all other consideration given by the Company or any Subsidiary in connection with such Acquisition; provided that (x) the Cost of Acquisition shall not include the purchase price of floored vehicles acquired in connection with such Acquisition, (y) to the extent such Acquisition (or any other Acquisition or proposed Acquisition included in the calculation of any threshold set forth in Section 6.14 or 7.12, including Acquisitions occurring before the Amendment No. 4 Effectiveness Date) includes the purchase or leasing of any real property, the consideration attributable to such real property shall be excluded from the calculation of Cost of Acquisition, and (z) amounts under clause (iv) above shall be excluded from the calculation of Cost of Acquisition to the extent that such amounts as of the date of entering into any agreement with respect to such Acquisition are not reasonably expected to exceed $5,000,000 in the aggregate (each such determination for each applicable year of earnouts and other contingent obligations with respect to the applicable Acquisition to be based on the reasonably expected operations and financial condition of the Company and its Subsidiaries during the first year after the date of the applicable Acquisition). For purposes of determining the Cost of Acquisition for any transaction, the Equity Interests of the Company shall be valued in accordance with GAAP.

(b) The following new definitions are added to Section 1.02 of the Credit Agreement, in the appropriate alphabetical order:

“Acquisition Arrangement” has the meaning specified in Section 7.12.

“Amendment No. 4 Effectiveness Date” means February 12, 2014.

“Related Acquisition or Related Proposed Acquisition” means, with respect to any specified Acquisition (a “Specified Acquisition”), any other Acquisition, or any proposed Acquisition subject to an Acquisition Arrangement, that in each case (a) is part of a related series of Acquisitions or proposed Acquisitions that includes the Specified Acquisition, (b) involves any seller or transferor that is a seller or transferor (or an Affiliate of a seller or transferor) involved in the Specified Acquisition and (c) occurs or is reasonably expected to occur within six (6) months before or after the date of the Specified Acquisition.

(c) Section 7.12 of the Credit Agreement is amended in its entirety, so that, as amended, that Section shall read as follows:

7.12 Acquisitions. Enter into any agreement, contract, binding commitment or other arrangement providing for a transaction which would, if consummated, constitute an Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition, (each, an “Acquisition Arrangement”) unless (i) the Person to be (or whose assets are to be) acquired does not oppose such Acquisition and the material line or lines of business of the Person to be acquired are substantially the same as one or more line or lines of business conducted by the Company and its Subsidiaries, or substantially related or incidental thereto, (ii) no Default or Revolving Default shall have occurred and be continuing either immediately prior to

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or immediately after giving effect to such Acquisition and, (iii) if the aggregate Cost of Acquisition of all Acquisitions (including such Acquisition) occurring in any fiscal year (together with any other Related Acquisition or Related Proposed Acquisition with respect to such Acquisition – whether or not occurring or expected to occur in the same fiscal year) is in excess of $50,000,000 or if the aggregate Cost of Acquisition of all Acquisitions (including such Acquisition) occurring after the Closing Date is in excess of $175,000,000, (w) the Required Lenders shall have consented to such Acquisition, (x) no Default would exist immediately after giving effect to such Acquisitions, (y) the Company shall have furnished to the Administrative Agent pro forma historical financial statements as of the end of the most recently completed fiscal year of the Company and most recent interim fiscal quarter, if applicable, giving effect to such Acquisition and all other Acquisitions consummated since such fiscal year end, and (z) the Company and its Subsidiaries shall be in Pro Forma Compliance after giving effect to such Acquisition, as evidenced by a Pro Forma Compliance Certificate and a Pro Forma Revolving Borrowing Base Certificate, in each case delivered simultaneously with such pro forma historical financial statements, (iv) the Person acquired shall be a wholly-owned Subsidiary, or be merged into the Company or a wholly-owned Subsidiary, immediately upon consummation of the Acquisition (or if assets are being acquired, the acquiror shall be the Company or a wholly-owned Subsidiary), and (v) after the consummation of such Acquisition, the Company or any applicable Subsidiary shall have complied with the provisions of Section 6.14.

2. Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement herein provided shall become effective at the time when each of the following conditions has been satisfied:

(a) the Administrative Agent shall have received counterparts of this Agreement, duly executed by each Borrower, Bank of America, as Administrative Agent, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender, each Guarantor and Lenders constituting Required Lenders; and

(b) all fees and expenses payable to the Administrative Agent, the Collateral Agent, the Arranger and the Lenders (including the fees and expenses of counsel to the Administrative Agent) to the extent invoiced on or prior to the date hereof shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3. Consent of the Loan Parties. The Company hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Company Guaranty (including without limitation the continuation of the Company’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of the Company Guaranty against the Company in accordance with its terms. Each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Subsidiary Guaranty against such Subsidiary Guarantor in accordance with its terms. Each Loan Party hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects each Security Instrument to which such Loan Party is a party (including without limitation the continuation of the perfection and priority of each Lien thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Security Instrument against such Loan Party in accordance with its terms.

4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, both before and after giving effect to this Agreement, in each case

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except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement will be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b) The Persons appearing as Subsidiary Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Subsidiary Guaranty as a guarantor thereunder;

(c) This Agreement has been duly authorized, executed and delivered by the Company and each of the other Loan Parties party hereto and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d) No Default or Event of Default has occurred and is continuing.

5. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic delivery (including by .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as further amended, modified, supplemented, restated, or amended and restated from time to time.

11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, each of the other Loan Parties, the Administrative Agent, the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

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12. Loan Document. This Agreement shall be deemed to be a “Loan Document” under and as defined in the Credit Agreement, for all purposes.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:

SONIC AUTOMOTIVE, INC., as a Borrower and as a Guarantor

By:	/s/ HEATH R. BYRD
Name:	Heath R. Byrd
Title:	Executive Vice President and Chief Financial Officer

NEW VEHICLE BORROWERS and GUARANTORS:

ARNGAR, INC.
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SANTA MONICA V, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE, INC.
FAA STEVENS CREEK, INC.
FAA TORRANCE CPJ, INC.
FRANCISCAN MOTORS, INC.
KRAMER MOTORS INCORPORATED
SAI SANTA CLARA K, INC.
SAI VA HC1, INC.
SANTA CLARA IMPORTED CARS, INC.
SONIC-LONE TREE CADILLAC, INC.
SONIC-NEWSOME CHEVROLET WORLD, INC.
SONIC-NEWSOME OF FLORENCE, INC.
SONIC-SHOTTENKIRK, INC.
SONIC-BUENA PARK H, INC.
SONIC-CALABASAS A, INC.
SONIC-CAPITOL CADILLAC, INC.
SONIC-CAPITOL IMPORTS, INC.
SONIC-HARBOR CITY H, INC.
SONIC-PLYMOUTH CADILLAC, INC.
STEVENS CREEK CADILLAC, INC.
WINDWARD, INC.

By:	/s/ HEATH R. BYRD
Name:	Heath R. Byrd
Title:	Vice President and Treasurer

SAI BROKEN ARROW C, LLC
SAI CHAMBLEE V, LLC (f/k/a Sonic Automotive 5260 Peachtree Industrial Blvd., LLC)
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS VWK, LLC
SAI FORT MYERS H, LLC
SAI IRONDALE IMPORTS, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI OKLAHOMA CITY H, LLC
SAI ORLANDO CS, LLC
SAI RIVERSIDE C, LLC
SAI ROCKVILLE IMPORTS, LLC
SAI TYSONS CORNER H, LLC (f/k/a Sonic Tysons Corner H, Inc.)
SAI TYSONS CORNER I, LLC (f/k/a Sonic Tysons Corner Infiniti, Inc.)
SONIC-2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC-LAS VEGAS C WEST, LLC
SONIC AUTOMOTIVE-9103 E. INDEPENDENCE, NC, LLC
SONIC-VOLVO LV, LLC

By:	/s/ HEATH R. BYRD
Name:	Heath R. Byrd
Title:	Vice President and Treasurer

NEW VEHICLE BORROWERS and GUARANTORS:

PHILPOTT MOTORS, LTD.
SONIC-CADILLAC D, L.P.
SONIC-HOUSTON V, L.P.
SONIC-LUTE RILEY, L.P.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE-3401 N. MAIN, TX, L.P.
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.

By:	SONIC OF TEXAS, INC., as Sole General Partner

	By:	/s/ HEATH R. BYRD
	Name:	Heath R. Byrd
	Title:	Vice President and Treasurer

SONIC – LS CHEVROLET, L.P.

By:	SONIC – LS, LLC, as Sole General Partner

	By:	/s/ HEATH R. BYRD
	Name:	Heath R. Byrd
	Title:	Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent and as Revolving Administrative Agent (in its capacity as collateral agent for the Secured Parties under the Loan Documents)

By:	/s/ ANNE M. ZESCHKE
Name:	Anne M. Zeschke
Title:	Vice President

LENDERS:

BANK OF AMERICA, N.A., as a Lender, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender

By:	/s/ M. PATRICIA KAY
Name:	M. Patricia Kay
Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ ADAM SIGMAN
Name:	Adam Sigman
Title:	Vice President

US BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ KRIS MILLER
Name:	Kris Miller
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an L/C Issuer and as a Lender

By:	/s/ JEFFREY E. BULLARD
Name:	Jeffrey E. Bullard
Title:	Senior Vice President

COMERICA BANK, as a Lender

By:	/s/ DAVID M. GARBARZ
Name:	David M. Garbarz
Title:	Senior Vice President

CAPITAL ONE, N.A., as a Lender

By:	/s/ GEORGE TOWN
Name:	George Town
Title:	Vice President

MERCEDES-BENZ FINANCIAL SERVICES USA LLC (f/k/a DCFS USA LLC), as a Lender

By:	/s/ MICHELLE NOWAK
Name:	Michelle Nowak
Title:	Credit Director, National Accounts

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